                                                                Exhibit 10.18
                               AMENDMENT NO. 1 TO
                          REGISTRATION RIGHTS AGREEMENT


              THIS AMENDMENT NO. 1 dated as of October 6, 1999 (this "Amendment") to the Registration Rights Agreement, dated as of July 2, 1999 (the "Agreement"), by and among El Sitio, Inc., a British Virgin Islands corporation (the "Corporation"), and the parties listed on Schedule A thereof, is entered into and shall be effective as of the date hereof.

              WHEREAS, Roberto Vivo-Chaneton desires to transfer 2,303,505 shares of Common Stock, $1.00 par value per share ("Common Stock") of the Corporation to Militello Limited;

              WHEREAS, Guillermo J. Liberman desires to transfer 1,572,320 shares of Common Stock of El Sitio to SLI.COM, Inc. ("SLI");

              WHEREAS, Daniel Rotsztain desires to transfer 7,141 shares of Preferred Stock, $1.00 par value per share ("Preferred Stock") to Futurit S.A.;

              WHEREAS, pursuant to the Share Purchase Agreement, dated as of October __, 1999 between IMPSAT Corporation, a Delaware corporation ("IMPSAT") and the Corporation, IMPSAT may acquire up to 3,070,615 shares of Preferred Stock;

              WHEREAS, pursuant to the Subscription Agreement, dated as of August 31, 1999 between the Corporation and TV Azteca, S.A. de C.V. ("TVA"), TVA has acquired 355,478 shares of Preferred Stock;

              WHEREAS, the parties hereto desire to enter into this Amendment to provide for the addition of Futurit S.A., Militello Limited and TVA as parties to the Agreement in accordance with Section 3.2 of the Agreement;

              WHEREAS, effective as of the date of the First Closing (as defined in the Share Purchase Agreement), the parties hereto desire to provide for the addition of IMPSAT as a party to the Agreement in accordance with
     Section 3.2 of the Agreement; and

              WHEREAS, capitalized terms used herein without definition shall have the same meanings as set forth in the Agreement.

              NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereby agree as follows:

              1. The definition of "Stockholders" shall be deemed to include each of Militello Limited, Futurit S.A., Dunas Overseas Ltd., SLI and TVA.

              2. Militello Limited, Futurit S.A., Dunas Overseas Ltd., SLI and TVA agree to be bound by the terms and conditions of the Agreement as if made a Stockholder therein.

              3. Effective as of the date of First Closing, the definition of "Stockholder" shall be deemed to include IMPSAT.

              4. Effective as of the date of First Closing, IMPSAT agrees to be bound by the terms and conditions of the Agreement as if made a Stockholder therein.

              5. Effective as of the date of the First Closing, Section 2.1(c) of the Agreement is hereby amended and restated in its entirety to read as follows:

     "The Corporation shall not be required to comply with more than four (4) Demand Requests, at least one (1) of which shall be reserved for IAMP (El Sitio) Investments Ltd. (and its affiliates), at least one (1) of which shall be reserved for the IMPSAT Corporation and at least one (1) of which shall be reserved for the Initial Stockholders."

              6. This Amendment may be executed simultaneously in any number of counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same instrument. This Amendment shall be governed by and construed in accordance with the terms, conditions and provisions of the Agreement.

              7. Except as specifically amended or waived by this Amendment, all of the terms, covenants and conditions of the Agreement shall remain unchanged and in full force and effect.

                      [The rest of this page has been intentionally left blank]

                      IN WITNESS WHEREOF, the parties hereto have signed this Agreement as of the day and year first above written.

                                EL SITIO, INC.



                                By: /s/ Roberto Cibrian-Campoy
                                   --------------------------------------------
                                   Title:
                                   Notice Address:

                                       Avenida Belgrano 845, 4th Floor
                                       1092 Buenos Aires, Argentina
                                       Attn:  Roberto Cibrian Campoy
                                       Telephone:  (54 11) 4343-9122
                                       Telecopier:  (54 11) 4343-9122, ext. 104

                                with a copy to:

                                       Paul, Hastings, Janofsky & Walker, LLP
                                       399 Park Avenue, 31st Floor
                                       New York, New York 10022
                                       Attn:  Neil A. Torpey
                                       Telephone:  (212) 318-6034
                                       Telecopier:  (212) 318-4090

                                T.V. AZTECA, S.A. DE C.V.



                                By: /s/ Adrian Steckel
                                   --------------------------------------------
                                   Title: CFO
                                   Notice Address:

                                          TV Azteca, S.A. de C.V.
                                          Perifrico Sur, No. 4121
                                          Col. Fuentes de Pedregal
                                          14141 Mexico, D.F.
                                          Attn: Adrian Steckel
                                          Telephone:  011-525420-1302
                                          Telecopier:  011-525420-1409

                                   with a copy to:

                                           Cleary, Gottlieb, Steen & Hamilton
                                           One Liberty Plaza
                                           New York, New York 10006
                                           Attn:  Leslie N. Silverman
                                           Telephone:  (212) 225-2584
                                           Telecopier:  (212) 225-3999

                                 MILITELLO LIMITED



                                 By: /s/ Roberto Vivo-Chaneton
                                   --------------------------------------------
                                   Title:
                                   Notice Address:

                                                  -----------------------------
                                                  -----------------------------
                                                  -----------------------------
                                                  -----------------------------
                                                  -----------------------------
                                                  -----------------------------

                                FUTURIT S.A.



                                By: /s/ Felipe Ostrolencki
                                   --------------------------------------------
                                   Title: Attorney-in-fact
                                   Notice Address:

                                                   ----------------------------
                                                   ----------------------------
                                                   ----------------------------
                                                   ----------------------------
                                                   ----------------------------
                                                   ----------------------------

                               IAMP (EL SITIO) INVESTMENTS LTD.


                               By: /s/ Benjamin Moody
                                   --------------------------------------------
                                   Title: FOR WESTLAW LIMITED
                                               Director.
                                   Notice Address:

                                       c/o 404 Washington Avenue, 8th Floor
                                       Miami Beach, Florida 33139
                                       Attn:  Benjamin S.A. Moody
                                       Telephone:  (305) 894-3578
                                       Telecopier:  (305) 894-3599

                                 with a copy to:

                                       Akin, Gump, Strauss, Hauer & Feld, L.L.P.
                                       590 Madison Avenue
                                       New York, New York 10022
                                       Attention:  L. Kevin O'Mara, Jr.
                                       Telephone:  (212) 872-1021
                                       Telecopier:  (212) 872-1002

                                WASHBURN ENTERPRISES INC.


                                By: /s/ Amaya Ariztoy
                                   --------------------------------------------
                                   Title: Attorney-in-fact
                                   Notice Address:

                                   c/o 404 Washington Avenue, 8th Floor
                                   Miami Beach, Florida 33139
                                   Attn:  Benjamin S.A. Moody
                                   Telephone:  (305) 894-3578
                                   Telecopier:  (305) 894-3599

                                 with a copy to:

                                   Akin, Gump, Strauss, Hauer & Feld, L.L.P.
                                   590 Madison Avenue
                                   New York, New York 10022
                                   Attention:  L. Kevin O'Mara, Jr.
                                   Telephone:  (212) 872-1021
                                   Telecopier:  (212) 872-1002

                                CHESTNUT HILL (EL SITIO), LLC


                                By: /s/ Michael Greely
                                   --------------------------------------------
                                   Title: SVP
                                   Notice Address:

                                   c/o GCC Investments, Inc.
                                   1300 Boylston Street
                                   Chestnut Hill, MA 02647
                                   Attn:  Michael A. Greeley
                                   Telephone:  (617) 975-3222
                                   Telecopier:  (617) 975-3201

                                 with a copy to:

                                   Phillip J. Szabla
                                   Vice President and General Counsel
                                   GC Companies, Inc.
                                   1300 Boylston Street
                                   Chestnut Hill, MA 02467
                                   Telephone:  (617) 264-8098
                                   Telecopier:  (617) 264-8206

                                TOWER PLUS INTERNATIONAL CORP.



                                By: /s/ Nicolas Juan
                                   ----------------------------------------
                                   Title:
                                   Notice Address:

                                                  -----------------------------
                                                  -----------------------------
                                                  -----------------------------
                                                  -----------------------------
                                                  -----------------------------
                                                  -----------------------------

                                     with a copy to:

                                                  -----------------------------
                                                  -----------------------------
                                                  -----------------------------
                                                  -----------------------------
                                                  -----------------------------
                                                  -----------------------------

                                ROBERTO CIBRIAN-CAMPOY



                                By: /s/ Roberto Cibrian-Campoy
                                   --------------------------------------------
                                   Notice Address:

                                        c/o Avenida Belgrano 845, 4th Floor
                                        1092 Buenos Aires, Argentina
                                        Attn:  Roberto Cibrian Campoy
                                        Telephone:  (54 11) 4343-9122
                                        Telecopier:  (54 11) 4343-9122, ext. 104

                                HECTOR SIERRA



                                By: /s/ Hector Sierra
                                   --------------------------------------------
                                   Notice Address:

                                        c/o Avenida Belgrano 845, 4th Floor
                                        1092 Buenos Aires, Argentina
                                        Attn:  Roberto Cibrian Campoy
                                        Telephone:  (54 11) 4343-9122
                                        Telecopier:  (54 11) 4343-9122, ext. 104

                                By: /s/ Hector R. Bandoni
                                   --------------------------------------------
                                   Notice Address:

                                        c/o Avenida Belgrano 845, 4th Floor
                                        1092 Buenos Aires, Argentina
                                        Attn:  Roberto Cibrian Campoy
                                        Telephone:  (54 11) 4343-9122
                                        Telecopier:  (54 11) 4343-9122, ext. 104

                                By: /s/ Sergio Monti
                                   --------------------------------------------
                                   Notice Address:

                                        c/o Avenida Belgrano 845, 4th Floor
                                        1092 Buenos Aires, Argentina
                                        Attn:  Roberto Cibrian Campoy
                                        Telephone:  (54 11) 4343-9122
                                        Telecopier:  (54 11) 4343-9122, ext. 104

                                QUANTUM DOLPHIN PLC



                                By: /s/ Marcelo Mindlin
                                   ----------------------------------------
                                   Title:
                                   Notice Address:

                                                 ------------------------------
                                                 ------------------------------
                                                 ------------------------------
                                                 ------------------------------
                                                 ------------------------------
                                                 ------------------------------

                                SLI.COM INC.


                                By: /s/ Guillermo Liberman
                                   ----------------------------------------
                                   Title:
                                   Notice Address:

                                                    Bouchard 547 Piso 14
                                                    Buenos Aires Argentina
                                                    Attn: Guillermo Liberman
                                                    Telephone: (54 11) 4316-9952
                                                    Telecopier: (54 11) 4313

                                DUNAS OVERSEAS LTD.


                                By: /s/ Nicolas Juan
                                   ----------------------------------------
                                   Title:
                                   Notice Address:

                                                     --------------------------
                                                     --------------------------
                                                     --------------------------
                                                     --------------------------
                                                     --------------------------
                                                     --------------------------

                                DAMIAN SAID


                                By: /s/ Damian Said
                                   ----------------------------------------
                                   Title:
                                   Notice Address:

                                        c/o Avenida Belgrano 845, 4th Floor
                                        1092 Buenos Aires, Argentina
                                        Attn:  Roberto Cibrian Campoy
                                        Telephone:  (54 11) 4343-9122
                                        Telecopier:  (54 11) 4343-9122, ext. 104

                                ALBERTO E. TAPIA


                                By: /s/ Alberto E. Tapia
                                   ----------------------------------------

                                   Notice Address:

                                        c/o Avenida Belgrano 845, 4th Floor
                                        1092 Buenos Aires, Argentina
                                        Attn:  Roberto Cibrian Campoy
                                        Telephone:  (54 11) 4343-9122
                                        Telecopier:  (54 11) 4343-9122, ext. 104

                                JULIEN SEVAUX


                                By: /s/ Julien Sevaux
                                   ----------------------------------------

                                   Notice Address:

                                        c/o Avenida Belgrano 845, 4th Floor
                                        1092 Buenos Aires, Argentina
                                        Attn:  Roberto Cibrian Campoy
                                        Telephone:  (54 11) 4343-9122
                                        Telecopier:  (54 11) 4343-9122, ext. 104

                                GILES DARD


                                By: /s/ Giles Dard
                                    ----------------------------------------

                                    Notice Address:

                                        c/o Avenida Belgrano 845, 4th Floor
                                        1092 Buenos Aires, Argentina
                                        Attn:  Roberto Cibrian Campoy
                                        Telephone:  (54 11) 4343-9122
                                        Telecopier:  (54 11) 4343-9122, ext. 104

                                RENEE SAENZ ARMAS

                                By: /s/ Renee Saenz
                                   ----------------------------------------

                                   Notice Address:

                                        c/o Avenida Belgrano 845, 4th Floor
                                        1092 Buenos Aires, Argentina
                                        Attn:  Roberto Cibrian Campoy
                                        Telephone:  (54 11) 4343-9122
                                        Telecopier:  (54 11) 4343-9122, ext. 104

                                GUSTAVO BLUFSTEIN


                                By: /s/ Gustavo Blufstein
                                   ----------------------------------------

                                   Notice Address:

                                        c/o Avenida Belgrano 845, 4th Floor
                                        1092 Buenos Aires, Argentina
                                        Attn:  Roberto Cibrian Campoy
                                        Telephone:  (54 11) 4343-9122
                                        Telecopier:  (54 11) 4343-9122, ext. 104

                                HELAINE STEDEN


                                By: /s/ Helaine Steden
                                   ----------------------------------------

                                   Notice Address:

                                        c/o Avenida Belgrano 845, 4th Floor
                                        1092 Buenos Aires, Argentina
                                        Attn:  Roberto Cibrian Campoy
                                        Telephone:  (54 11) 4343-9122
                                        Telecopier:  (54 11) 4343-9122, ext. 104

                                JORGE AMY


                                By: /s/ Jorge Amy
                                   ----------------------------------------

                                   Notice Address:

                                        c/o Avenida Belgrano 845, 4th Floor
                                        1092 Buenos Aires, Argentina
                                        Attn:  Roberto Cibrian Campoy
                                        Telephone:  (54 11) 4343-9122
                                        Telecopier:  (54 11) 4343-9122, ext. 104

                                ROBERTO J. GARAT


                                By: /s/ Roberto J. Garat
                                    ----------------------------------------

                                    Notice Address:

                                        c/o Avenida Belgrano 845, 4th Floor
                                        1092 Buenos Aires, Argentina
                                        Attn:  Roberto Cibrian Campoy
                                        Telephone:  (54 11) 4343-9122
                                        Telecopier:  (54 11) 4343-9122, ext. 104

                                COMPANIA DE INVERSIONES MONTEVIDEO BVI



                                By: /s/ Marial Ramos
                                   ----------------------------------------
                                   Title:
                                   Notice Address:

                                        Plaza Independencia 831/508
                                        Montevideo - Uruguay
                                        Tel - (059829 901-44-2)
                                              -----------------------------
                                              -----------------------------
                                              -----------------------------

                                HENRY B. WILSON TRUST


                                By: /s/ Henry Wilson
                                   ----------------------------------------
                                   Title:
                                   Notice Address:

                                        101 Wilshire Blvd
                                        Suite 600
                                        Santa Monica, CA 90401
                                              ---------------------------------
                                              ---------------------------------
                                              ---------------------------------

                                SUMMIT INVESTMENT MANAGEMENT LTD.


                                By: /s/ Horacio Milberg
                                   ----------------------------------------
                                   Title: Director
                                   Notice Address:

                                              ---------------------------------
                                              ---------------------------------
                                              ---------------------------------
                                              ---------------------------------
                                              ---------------------------------
                                              ---------------------------------

                                ELINSTAR INTERNATIONAL CORPORATION

                                By: /s/ Carlos Korn
                                   ----------------------------------------
                                   Title:
                                   Notice Address:

                                          ---------------------------------
                                          ---------------------------------
                                          ---------------------------------
                                          ---------------------------------
                                          ---------------------------------
                                          ---------------------------------

                                DANIEL ROTSZTAIN


                                By: /s/ Daniel Rotsztain
                                   ----------------------------------------
                                   Title:
                                   Notice Address:

                                          ---------------------------------
                                          ---------------------------------
                                          ---------------------------------
                                          ---------------------------------
                                          ---------------------------------
                                          ---------------------------------

                                ALFREDO JIMENEZ DE ARECHEGA


                                By: /s/ Alfredo Jimenez de Arechega
                                    ----------------------------------------
                                    Title:
                                    Notice Address:

                                           ---------------------------------
                                           ---------------------------------
                                           ---------------------------------
                                           ---------------------------------
                                           ---------------------------------
                                           ---------------------------------

Effective as of the date of First Closing:

                               IMPSAT CORPORATION


                                By: /s/ Guillermo Pardo
                                   ----------------------------------------
                                   Title: Guillermo Pardo - Proxy
                                   Notice Address:

                                          ImpSat Corporation
                                          Alferez Pareja 256
                                          1107 Buenos Aires, Argentina
                                          Attn:  Hector Alonso
                                          Telephone:
                                          Telecopier:  (541) 11-328-0140

                                with a copy to:

                                          Arnold & Porter
                                          555 12th Street, N.W.
                                          Washington, D.C. 20004-1202
                                          Attn:  Neil M. Goodman
                                          Telephone:  (202) 942-5191
                                          Telecopier:  (201) 942-5999

                                    VAMAGRA S.A.


                                    By: /s/ Emilio Gravier
                                       ----------------------------------------
                                       Title:
                                       Notice Address:

                                              Piedras 172 4th Floor
                                              ---------------------------------
                                              1070 Buenos Aires
                                              ---------------------------------
                                              Argentina
                                              ---------------------------------
                                              ---------------------------------
                                              ---------------------------------
                                              ---------------------------------

                               GUILLERMO LIBERMAN


                                   By: /s/ Guillermo Liberman
                                       ----------------------------------------
                                       Title:
                                       Notice Address:

                                              ---------------------------------
                                              ---------------------------------
                                              ---------------------------------
                                              ---------------------------------
                                              ---------------------------------
                                              ---------------------------------